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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

            We consent to the use of our report January 13, 1997, except for
Note 20 as to which the date is February 13, 1997, relating to Portsmouth Bank Shares, Inc. and Subsidiary for the year ended December 31, 1996 incorporated by reference in the Form 10-K filed by CFX Corporation on March 27, 1998.


                                          /s/ Shatswell, MacLeod & Company, P.C.


West Peabody, Massachusetts
March 25, 1998